Other Income	12 Months Ended
Dec. 31, 2013
Other Income
Other Income

11. Other Income

        Other income consist of Government subsidies and miscellaneous. Government subsidies represent rewards provided by the relevant PRC municipal government authorities to the Group for business achievements made by the Group. As there is no further obligation for the Group to perform, government subsidies are recognized as other income when received. The amount of such government subsidies are determined solely at the discretion of the relevant government authorities and there is no assurance that the Group will continue to receive these government subsidies in the future.

        Other income is comprised of:

	1.1.2011 to 12.31.2011	1.1.2012 to 12.31.2012	1.1.2013 to 12.31.2013
	$	$	$
Government subsidies	85,311	1,415,420	6,292,006
Claims for Goods insurance	128,002	583,958	1,698,484
Others	350,869	563,943	717,997

Total other income	564,182	2,563,321	8,708,487